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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 1999


                          ANCHOR BANCORP WISCONSIN INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        Wisconsin                    0-20006                    39-1726871
---------------------        ------------------------      -------------------
   (State or other           (Commission File Number)         (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)





                  25 West Main Street, Madison, Wisconsin 53703
                  ---------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (608) 252-8700


                                 Not Applicable
                               ------------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER

         Anchor BanCorp Wisconsin Inc., a Wisconsin corporation ("Anchor") and parent company of AnchorBank, S.S.B., and FCB Financial Corp., a Wisconsin corporation ("FCB") and parent company of Fox Cities Bank, have entered into an Agreement and Plan of Merger, dated as of January 5, 1999 (the "Merger Agreement"), providing for the merger of FCB with and into Anchor (the "Merger"). Anchor will be the surviving corporation in the Merger (the "Surviving Corporation") and will continue to operate under the name Anchor BanCorp Wisconsin Inc. The Merger Agreement has been approved by the Boards of Directors of both companies and, subject to shareholder approval of both Anchor and FCB shareholders as well as various regulatory approvals, the Merger is expected to be completed during the second quarter of 1999. The banking subsidiaries of the two companies are also expected to merge and will thereafter operate under the name AnchorBank, S.S.B. (the "Surviving Bank").

         MERGER AGREEMENT. Under the terms of the Merger Agreement, each share of common stock, $0.01 par value, of FCB (the "FCB Common Stock") issued and outstanding immediately prior to the effectiveness of the Merger (the "Effective Time") will (except as otherwise provided below) be canceled and converted into the right to receive 1.83 shares (the "Exchange Ratio") of the common stock, $0.10 par value, of Anchor (the "Anchor Common Stock") plus cash in lieu of any fractional shares. All shares of FCB Common Stock (i) owned by FCB as treasury stock, or (ii) owned by Anchor, will be canceled and no Anchor Common Stock or other consideration will be given in exchange therefor. Shares of Anchor Common Stock which are issued and outstanding at the time of the Merger will not be affected by the Merger and will remain outstanding as the same number of shares of the Surviving Corporation. Each option to purchase FCB Common Stock under the terms of the FCB Financial Corp. 1993 Stock Option and Incentive Plan, the FCB Financial Corp. 1998 Incentive Stock Plan, and the OSB Financial Corp. 1992 Stock and Incentive Plan (the "FCB Option Plans") which is outstanding and unexercised prior to the Effective Time will be converted into an option to purchase shares of Anchor Common Stock equal to the product of the number of shares of FCB Common Stock subject to the original option and the Exchange Ratio (with fractional shares being rounded up to the nearest whole number) and will have an exercise price per share equal to the exercise price under the original option divided by the Exchange Ratio (with the exercise price rounded down to the nearest whole cent).

         After the Effective Time, it is expected that the annual cash dividend of the Surviving Corporation will remain at the current Anchor level of $0.20 per share. Subsequent dividend policy will be developed by the Board of Directors of the Surviving Corporation.

         The Merger is subject to customary closing conditions, including, without limitation, the receipt of required shareholder approvals of Anchor and FCB; the receipt of regulatory approvals, including approval of the Office of Thrift Supervision, to consummate the Merger; the receipt of opinions of counsel that the Merger will qualify as a tax-free reorganization; and the receipt of an opinion of Anchor's accountants that the Merger will qualify for accounting treatment as a pooling of interests. In addition, the Merger is conditioned upon the effectiveness of a registration statement to be filed by Anchor with the Securities and Exchange Commission with respect to shares of Anchor Common Stock to be issued in the Merger. It is anticipated that shareholders will vote upon the Merger at special meetings of shareholders held by both Anchor and FCB in the second quarter of 1999. (See Article VII of the Merger Agreement.)


         The Merger Agreement contains certain covenants of the parties pending the consummation of the Merger. Generally, the parties must carry on their businesses in the ordinary course consistent with past practice, may not declare dividends on common stock other than regular quarterly cash dividends



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and may not issue any capital stock except pursuant to outstanding stock options. The Merger Agreement also contains restrictions on, among other things, charter and bylaw amendments, acquisitions, dispositions of assets, incurrence of indebtedness, certain increases in employee compensation and benefits, and the satisfaction of material claims, liabilities or obligations. (See Articles IV and IV of the Merger Agreement.)

         The Merger Agreement provides that, as of the Effective Time, the Surviving Corporation will take necessary actions, including expansion of the size of its Board of Directors, if required, to cause two existing directors of FCB (to be selected by Anchor) (the "FCB Directors") to be appointed to the Board of Directors of the Surviving Corporation. However, if (i) one FCB Director is appointed to the Surviving Corporation's Board of Directors as of the Effective Time and (ii) the Effective Time occurs within 60 days prior to July 27, 1999 (the anticipated date of the next annual meeting of the Surviving Corporation's shareholders), then the Surviving Corporation will not be required to expand the size of its Board of Directors immediately to create a necessary vacancy for the second FCB Director to be so appointed -- rather, in that case, the Surviving Corporation and its Board of Directors will cause the second FCB Director either to be nominated for election at, or be appointed as a Surviving Corporation director effective as of, such annual meeting. (See
Section 1.5 of the Merger Agreement.)

         The Merger Agreement may be terminated under certain circumstances, including (i) by mutual consent of the parties (by the majority votes of their respective Boards of Directors); (ii) by either party if the Merger is not consummated by September 30, 1999; (iii) by either party if either of Anchor's or FCB's shareholders vote against the Merger; (iv) by either party if any permanent injunction is issued preventing the Merger; (v) by either party if any regulatory body has denied approval of the Merger and neither party has appealed that denial; (vi) by the non-breaching party if there exist material breaches of the representations or warranties contained in the Merger Agreement, which breaches, individually or in the aggregate, would result in a material adverse effect on the breaching party and which (if curable) are not cured within thirty
(30) days after notice; (vii) by the non-breaching party if there occurs a material breach of any covenant or agreement in the Merger Agreement which (if curable) is not cured within thirty (30) days after notice; (viii) by FCB, if, under certain circumstances, as a result of a proposed acquisition of FCB by a third party, the FCB directors determine that termination is appropriate in the fulfillment of their fiduciary duties (based on advice of its counsel), but only after Anchor has first been advised of the identity of the third party and the terms of its proposal and been given an opportunity to negotiate adjustments in the terms of the Merger Agreement; and (ix) by FCB if the average price of Anchor Common Stock during a specified trading period preceding the Effective Time falls below $15.00 per share and declines by more than 15% relative to an index of the prices of the common stocks of a defined peer group of other comparable publicly-traded companies. (See Section 8.1 of the Merger Agreement).


         STOCK OPTION AGREEMENT. Concurrently with the Merger Agreement, FCB and Anchor also entered into a stock option agreement (the "Stock Option Agreement") granting Anchor an irrevocable option to purchase (the "Option") 764,295 shares of FCB Common Stock (subject to adjustment for changes in capitalization and to ensure that the Option remains exercisable for 19.9% of the then issued and outstanding shares of FCB Common Stock) at an exercise price of $27.45 per share. The Option is exercisable upon the occurrence of certain events involving an acquisition or contemplated acquisition of FCB by a party other than Anchor as specified in the Stock Option Agreement, none of which has occurred as of the date of this Current Report on Form 8-K.


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         OTHER. The Merger, which will be accounted for as a pooling of interests for accounting purposes, will create what Anchor believes will be the largest independent thrift institution headquartered in the State of Wisconsin. It is expected that the Surviving Corporation will continue to provide full service banking from each of the existing AnchorBank and Fox Cities Bank offices located in various cities throughout the state. Based on data as of September 30, 1998, the Surviving Corporation will have total assets in excess of $2.6 billion, total loans of approximately $2.1 billion, total deposits of approximately $1.8 billion, and shareholders' equity of approximately $205 million. The Surviving Corporation also will have in excess of $1.3 billion of mortgage loans that it originated and services for others. It is currently estimated that the combination of various functions and other economies of scale when implemented will result in annual pre-tax savings for the Surviving Corporation on a net basis of approximately $2.8 million.

         The Merger Agreement, the Stock Option Agreement, and the joint press releases issued in conjunction therewith are filed as exhibits to FCB's Current Report on Form 8-K, dated January 5, 1999, as filed with the Securities and Exchange Commission on January 14, 1999, and are incorporated herein by reference. The brief summaries of the material provisions of the Merger Agreement and the Stock Option Agreement set forth above are qualified in their entirety by reference to each respective agreement.

         This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the context of the statement includes phrases such as "it is expected" or "it is currently estimated" or other words of similar import. Similarly, statements that describe future plans or strategies are also forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors which could affect actual results include interest rate trends, the general economic climate in the Anchor and FCB market areas, loan delinquency rates, regulatory treatment and the ability of the Surviving Corporation to implement successfully plans to eliminate redundancies. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof and Anchor undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

ITEM 6.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

              The exhibits listed in the accompanying Exhibit Index are incorporated herein by reference from the exhibits to FCB's Current Report on Form 8-K, dated January 5, 1999, as filed with the Securities and Exchange Commission on January 14, 1999 (Commission File No. 0-22066), as set forth therein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ANCHOR BANCORP WISCONSIN INC.




Date: January 13, 1999             By: /s/ Douglas J. Timmerman
                                       ------------------------
                                       Douglas J. Timmerman
                                       Chairman of the Board,
                                       President and Chief
                                       Executive Officer



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


                          ANCHOR BANCORP WISCONSIN INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated January 5, 1999



                                                                              Incorporated Herein
Exhibit Number                          Description                            by Reference from             Filed Herewith
--------------  -----------------------------------------------------------    -----------------             --------------
2.1             Agreement and Plan of Merger, dated January 5, 1999,            Exhibit 2.1
                by and between FCB Financial Corp. and Anchor BanCorp           to the Current Report
                Wisconsin Inc.*                                                 on Form 8-K of FCB
                                                                                Financial Corp. dated
                                                                                January 5, 1999, filed
                                                                                on January 14, 1999
                                                                                (Commission File No. 0-22066)

2.2             Stock Option Agreement, dated  January 5, 1999, by              Exhibit 2.2
                and between FCB Financial Corp. and Anchor BanCorp              to the Current Report
                Wisconsin Inc.                                                  on Form 8-K of FCB
                                                                                Financial Corp. dated
                                                                                January 5, 1999, filed
                                                                                on January 14, 1999
                                                                                (Commission File No. 0-22066)

99.1            Joint Press Release of Anchor BanCorp Wisconsin Inc. and        Exhibit 99.1
                FCB Financial Corp., dated January 5, 1999 (Basic)              to the Current Report
                                                                                on Form 8-K of FCB
                                                                                Financial Corp. dated
                                                                                January 5, 1999, filed
                                                                                on January 14, 1999
                                                                                (Commission File No. 0-22066)

99.2            Joint Press Release of Anchor BanCorp Wisconsin Inc. and        Exhibit 99.2 to the Current Report
                FCB Financial Corp., dated January 5, 1999 (Supplemental)       on Form 8-K of FCB Financial Corp.
                                                                                dated January 5, 1999, filed on
                                                                                January 14, 1999 (Commission File No.
                                                                                0-22066)

[FN]
* The schedules to this document are not filed therewith. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.




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